SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 1, 2004



                                  Norstan, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)


           Minnesota                       0-8141               41-0835746
           ---------                       ------               ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


                 5101 Shady Oak Road
                Minnetonka, Minnesota                        55343
                ---------------------                        -----
      (Address of principal executive offices)             (Zip Code)



               Registrant's telephone number, including area code:
                                 (952) 352-4000

Item 5.  Other Items
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         The registrant's press release dated June 1, 2004, which is filed as
         Exhibit 99.1 is incorporated herein by reference.

Item 7:  Financial Statements and Exhibits
-------  ---------------------------------
  (c)    Exhibits:
         ---------

        Exhibit
          No.                                 Description
          ---                                 ------------

         99.1             News release issued by Norstan, Inc. on June 1, 2004


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NORSTAN, INC.

                                           By: /s/  Robert J. Vold
                                               ---------------------------------
                                                 Robert J. Vold
                                                 Senior Vice President and
                                                 Chief Financial Officer

Dated:  June 1, 2004

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

   Exhibit
   Number           Description
   ------           -----------

    99.1            Press release dated June 1, 2004 issued by Norstan, Inc.


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